AUDITORS'S CONSENT


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the reference to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A.



PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 25, 2000